Exhibit 99.1

Exhibit 99.1

Light path

Technologies

LightPath Company Overview

Communications

Medical

Industrial

Instrumentation

Aerospace

Defense

Focused on Optical Solutions

November 2007

LightPath TECHNOLOGIES

Company History

- **1985 -** Integrated Solar Technologies Corp., formed in Taos to improve solar energy technology – led to first proprietary product, Gradium glass
- **1989** - ISTC changed its name to LightPath Technologies
- **1996** - LightPath goes public (NASDAQ: LPTH)

LightPath TECHNOLOGIES
Albuquerque, NM
Products:
GRADIUM lenses
Small Beam Collimators
Large Beam Collimators

- **1988** - Geltech is founded on sol-gel optics fabrication
- **1994** - CORNING sells its Lens business to Geltech
- **2000 (Sept)** - LightPath acquires Geltech

GELTECH ADVANCED OPTICAL COMPONENTS
Orlando, FL
Products:
Molded Aspheres
Lens Arrays
Tx Aspheres

- **1996** - Horizon founded on Isolator Assembly
- **1997 - 2000** - Horizon's provides 100% of Lucent's isolator requirements
- **2000 (April)** - LightPath acquires Horizon

HORIZON PHOTONICS
Walnut, CA
Products:
Optical Isolators
Automated Assemblies

LightPath TECHNOLOGIES
Orlando, FL
Products:
Molded Aspheres
Black Diamond Lenses
Lens Arrays
Tx Lenses
CircuLight Optics
Mounted Aspheres
Hybrid Lenses
GRADIUM lenses
Small Beam Collimators
Large Beam Collimators
Connectorized Collimators
Optical Isolators
Optical Assemblies

- **2000 –** LightPath acquires Geltech & Horizon
- **2002** - Consolidation of headquarters to Orlando facility
- **2003 -** Consolidation of all manufacturing
- **2004** - Growth, Refocus & Diversification
- **2005** - Established Shanghai facility
- **2006** - Volume manufacturing
- **2007** – China Expansion

Light path

Technologies

Overview

• Publicly traded since Feb 1996 (NASDAQ: LPTH)

• Presently 87 Employees USA, 104 Employees China

• Headquartered in Orlando Florida

• Sales Locations Orlando, FL Little Falls, NJ Huntsville, AL

San Diego, CA Lannion, France Shanghai, China

• Distributors & Representatives in Europe, Japan, Singapore, Thailand,

Malaysia, Hong Kong, Vietnam & Canada

• 58 US Patents Issued & 8 Pending

• ITAR DTC Code 090617976

• GSA Contract Number is GS-35F-0425S

• Fast 500 award Deloitte Technology award

SYSTEM CERTIFICATION

ISO 9001

SGS

TUV

MANAGEMENT SERVICE

ISO 9001

Light path

Technologies

LPTH Covers the world

LPTH Mfg

Shanghai China

LPTH Mfg

Orlando Florida

Direct Sales

East USA

Direct Sales

West USA

Direct Sales

Central USA

Direct Sales

China

Direct Sales

Europe, France = LPTH Reps and Distributors

LPTH Covers the world

Light path

Technologies

Corporate Headquarters

Orlando, Florida

• Facility totals 40,000 square feet

• 10,000 square feet of clean room

• ISO 9001-2000 Registered

• Products

• Precision Glass Molded Optics

• Black Diamond Infrared Glass Optics

• Gradium(®)Optics

• Collimators

• Isolators

• Aspheric Glass Lens Array

• Traditional Optics

• Optical Imaging Assemblies

Light path

Technologies

Our New Facility

LightPath Optical Instrumentation (Shanghai) Co., Ltd

• Facility totals 17,000 square feet

• 7,000 square feet of clean room

• 6,000 square feet Gray Lab

• ISO 9001-2000 Registered

• Products

• Precision Glass Molded Optics

• Isolators

• Optical Imaging Assemblies

Light path

Technologies

Environmentally-Friendly

Eco-Aspheres and Isolators

• European RoHS Directive goes into Effect July 1(st), 2006

• Banned Substances

• Lead, Mercury, Cadmium, Chromium, PBB, PBDE

• LightPath Isolators Already Comply with Regulation

• LightPath Aspheric Lenses in production with New Lead-Free Glass (ECO550)

• Provides Environmentally-Friendly Components without Sacrificing Performance

LightPath TECHNOLOGIES

Quality

QUALITY MANAGEMENT SYSTEM

- ISO 9001:2000 Re-Registered in December 2004-Orlando
- ISO 9001:2000 Registered in September 2006-Shanghai
- Current products in ISO System:
  - Precision Molded Aspheres
  - Gradium Lenses
  - Large Beam Collimators
  - Isolator Inspection and Manufacturing procedures
  - Isolator Reliability Plan Document
- Planned additions:
  - Small Beam Collimators
  - Remaining Isolators
- Quality System documentation is accessible via our ISONET system:
  - Terminals throughout the building.
  - Accessible also through any computer.
  - Incorporates procedures, work instructions, engineering drawings, specification documents, internal audit schedule, steering committee meeting minutes.

TÜV MANAGEMENT SERVICE ISO 9001

SYSTEM CERTIFICATION ISO 9001 SGS

Light path

Technologies

Our Product position

At the most basic component level form typical Optical systems are made up of 3 groups— Making Light, Managing/Processing Light and Measuring Light.

LightPath addresses a major portion of managing light.

We are experts in the optical portion of managing light---—we do not address vibration control, Motion control Mechanical--—we just perfect the optics and broaden the portfolio

Make Light Manage/Process Light Measure Light Laser Optics Imaging

LightPath TECHNOLOGIES™

Precision Molded Aspheric Glass Optics

- Aspheric Lenses
- Aspheric Lens Arrays
- TxAspheres
- Hybrid Lenses
- CircuLight™
- Black Diamond™

- ECO550 - Lead-Free Glass
- C0550
- D-ZK3
- PBH71
- Chalcogenide – IR Glass
- Radiation Hardened Glasses

- LightPath's glass molding technology was originally acquired from Corning Inc. in 1994
- Dedicated optical design teams
- Rapid development from prototypes to volume production
- LightPath has established facilities and technology providing single point diamond turned molds and glass molding presses

Light path

Technologies

Standard Product—Aspheric Lenses

• Lens Diameters from 200µm to 15mm

• Over 40 designs in stock

• Numerical Apertures up to 0.85

• AR Coatings with Reflection <0.15 % per surface

• Diffraction Limited Performance

• Integrated Metallic Structure and Optics

• Hybrid Lens / Diffractive on Refractive Profile

• Anamorphic Designs

Light path

Technologies

Custom Aspheric Lenses

• Lens Diameters from 100µm to 25mm

• Numerical Apertures up to 0.85

• Custom AR coatings

• Variety of glasses for different designs and applications

• Delivery typically less than 10 weeks

• LightPath will design or co-design with customer

• Customer approval of design package

• Prototypes delivered for customer evaluation

• Production volumes 6-12 weeks after approval

Light path

Technologies

Molded LWIR/MWIR Aspheric Lenses

Black Diamond™ LWIR

Aspheres

Key Facts

• Wavelength Range of glasses 1 – 14µm

• Diameter up to 25mm currently

• Aspheric Lenses Reduce the Lens Component Count in System

• Molded Optics Improved reproducibility lens to lens

• Diffractive Features for Thermal Compensation

• Can mold optic into Metal Structures

• Low Dispersion

• Improved Transmission at Elevated Temperature

• Custom Designs Available

Light path

Technologies

Other products

Lightpath Fusion tm Advantage

Competitors Fiber Delivery Technology

Lightpath’s patented Fusion tm Technology

Angle Cleaved Fober

Ferrule

Fiber

1.25mm AR coated Silica Rod

Ferrule

GRADIUM(®)Optics

• Axial Gradient Index

• 5mm – 100mm O.D.

• Aspherical performance utilizing spherical manufacturing

• Excellent for high power laser applications

Isolators Epoxy Free Optical Path Isolators Laminate Platform

Light path

Technologies

Market Transition Strategy

Yesterday

Domestic Custom Laser Focus Lens Primarily Telecom $100 M TAM $ 20 M SAM Low Volume

Today

International Precision Laser Focus Lens Diversified Market $250 M TAM $ 50 M SAM Low Volume

Tomorrow

World Wide Commercial Laser & Imaging Broad Market $1,000 M TAM $ 800 M SAM High Volume

7% 8%

Communications Industr ial Distr ibution

85%

2004

6%

12% Communications 27% Military Industrial Medical 17% Distribution 15% China PMO

2%

IR 21%

2008

Light path

Technologies

Glass Asphere World Market

Imaging imaging imaging

Imaging cell phone still other imaging Non-imaging imaging imaging 13,463,000,17,000,000 153,000,000

Still camere

Other imaging

Laser- Non imaging

Cell phone 740,000,000

Lightpath currently produces non-imaging aspheres

LightPath TECHNOLOGIES™

Laser vs. Imaging Requirements

Laser requirements

- Small spot size
- Excellent wavefront quality
- High numerical aperture
- Low divergence
- Low M^2 (beam quality)
- Appropriate magnification (finite conjugate)
- Compact form factor
- Good cosmetic quality (scratch / dig)
- Low reflectivity AR coatings
- Single-element, monochromatic
- Typically small lenses (< 10mm)

Imaging requirements

- Good MTF (modulation transfer function)
- High FOV (field of view)
- Matched to detector and pixel size
- Chromatic compensation
- Thermal compensation
- Multi-element, polychromatic
- Coating performance not as important
- Coating durability is important
- Cosmetic surface quality not as important
- Assembly tolerances are important
- Typically large lenses (> 10mm)

LightPath technology supports both!

Light path

Technologies

LightPath Is Vertically Integrated

Background

• Purchased Corning Glass’ Precision Glass Molding (PMO) assets and patents in 1994

• Over 20 years of research and development including over 15 patents

• Internally produced manufacturing tooling and molding equipment

Vertically Integrated

• Design and build our own press equipment in-house

• Dedicated team for optics design in-house (Orlando and Shanghai)

• Optics simulation and verification all done in-house

• In house diamond turning and micro-grinding for high performance molds

• High Performance Lasers & Imaging applications are our business

• Shanghai in production since May 2006

• Shanghai facility in full production

• Press technology is quickly scaleable for millions of lenses/month

• ISO 9001-2002 registered

Light path

Technologies

Cost Drivers

Yesterday

Labor-—USA Press-—Glove Box Holders-—Outsourced Tooling-—Soft Glass-—CO550 Coating-—Small runs

Today

Labor-—China Press-—New Viper Holders-—In House Tooling-—Soft Glass-—ECO550 Coating-—Small runs

Tomorrow

Labor-—China Press-—New Viper Holders-—In House Tooling-—Hard Glass-—Low Cost China Coating-—Volume

An order of magnitude

Light path

Technologies

An order of magnitude

10x

Historical Orlando

Current Orlando

Current Shanghai

Proposed Shanghai

Coating overhead/Tooling Holders Material Labor

Labor USA USA China China Press Glove Box New Viper New Viper New Viper Holder Outsourced In House In House In House Tooling Soft

Soft Soft Hard Glass CO550 ECO550 ECO550 Hi Temp Coating Small Runs Small Runs Small Runs High Volume

Light path

Technologies

Air Station

LightPath Original Manual Air Press Station

Limited to specific glass capability

Light path

Technologies

Glove Box Station

LightPath 1st generation atmospheric press station

Limited operator mobility

Light path

Technologies

Viper Atmospheric press Station

LightPath’s 2(nd)generation Viper atmospheric press station Multiple glass type capability, computer controlled and easy operator access A truly Flexible system

Light path

Technologies

Viper Atmospheric press Station

Viper in full operation in LightPath’s Shanghai facility

Flexible, sophisticated capability for demanding high volume, low cost molded glass aspheric applications in production now

Light path

Technologies

Summary

LightPath is a leader in Molded Glass Aspheric Lenses

• Vertically integrated

• Over 20 years optics industry experience

• The first molded glass aspheric company in China

• LightPath technology is scaleable to millions of lenses/month

• Experience servicing Top Tier accounts

• LightPath is transitioning its manufacturing capability and markets served for growth and profit